SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

SCUDDER FOCUS
GROWTH FUND

 " We strive to own stocks that have the ability to produce superior performance in both bull and bear markets. While there will be times when this approach doesn't produce market-beating returns, we believe that a focus on the companies with the strongest fundamentals will pay off in the long run. "

                                                            [SCUDDER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
INDUSTRY SECTORS

9
LARGEST HOLDINGS

10
PORTFOLIO OF INVESTMENTS

12
FINANCIAL STATEMENTS

15
FINANCIAL HIGHLIGHTS

17
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 SCUDDER FOCUS GROWTH FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Scudder Focus Growth Fund Class A                                               -43.71
Scudder Focus Growth Fund Class B                                               -43.92
Scudder Focus Growth Fund Class C                                               -43.92

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    SCUDDER FOCUS GROWTH FUND
    CLASS A                          $6.62    $14.55
 .........................................................
    SCUDDER FOCUS GROWTH FUND
    CLASS B                          $6.48    $14.35
 .........................................................
    SCUDDER FOCUS GROWTH FUND
    CLASS C                          $6.48    $14.35
 .........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                              LONG-TERM
                                             CAPITAL GAIN
 .................................................................
    SCUDDER FOCUS GROWTH FUND CLASS A           $2.035
 .................................................................
    SCUDDER FOCUS GROWTH FUND CLASS B           $2.035
 .................................................................
    SCUDDER FOCUS GROWTH FUND CLASS C           $2.035
 .................................................................

TERMS TO KNOW

CONSUMER STAPLES Products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

DIVERSIFICATION The spreading of risk by investing in several asset categories, industry sectors or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MALTER PHOTO]

VALERIE F. MALTER IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER FOCUS GROWTH FUND. SHE IS A CERTIFIED FINANCIAL ANALYST WITH NEARLY 20 YEARS OF INVESTMENT EXPERIENCE.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             SCUDDER FOCUS GROWTH FUND BEGAN OPERATIONS IN DECEMBER 1998 AS KEMPER LARGE COMPANY GROWTH FUND WITH A LIMITED DISTRIBUTION. ON JANUARY 1, 2001, IT WAS RENAMED SCUDDER FOCUS GROWTH FUND AND WAS MADE AVAILABLE TO THE PUBLIC. BELOW, LEAD PORTFOLIO MANAGER VALERIE MALTER EXPLAINS THE FUND'S STRATEGY AND ITS ROLE IN AN INVESTMENT PORTFOLIO. SHE ALSO DISCUSSES THE CHALLENGING MARKET CLIMATE AND HOW THE FUND PERFORMED DURING ITS SEMIANNUAL
                             PERIOD -- SEPTEMBER 1, 2000, THROUGH FEBRUARY 28, 2001.

Q     BEFORE DISCUSSING THE FUND'S PERFORMANCE, WILL YOU PROVIDE AN OVERVIEW OF
SCUDDER FOCUS GROWTH FUND -- ITS INVESTMENT STRATEGY, PHILOSOPHY AND THE TYPE OF INVESTOR FOR WHOM IT IS MOST APPROPRIATE?

A     Scudder Focus Growth Fund was designed for investors who are seeking aggressive growth and have a relatively high tolerance for risk. The fund invests in a small group of companies that we believe offer the potential for superior investment returns over the long term. We invest only in companies with solid long-term franchises, focused and experienced management teams and sustainable above-average earnings growth. In short, we look for those companies that offer the greatest growth potential.

  Our goal is for the fund to outperform the Standard & Poor's Barra Growth benchmark over a full market cycle. To accomplish this, we use a disciplined stock selection process. This process begins by first considering the universe of large-company growth stocks. This universe is then narrowed by quantitative analysis that eliminates all stocks that don't fit the fund's criteria. The screens we use include absolute revenue and earnings growth rates, recent earnings revision activity, relative price strength and liquidity.

  Then the management team along with the firm's in-house research staff applies its own fundamental research to the remaining candidates. Our research typically includes meetings with the management of companies we're considering. These meetings help us gain a clearer picture of opportunities.

  This leads to a concentrated portfolio of 20 to 30 stocks with the best short- and long-term growth potential. While we seek to diversify among sectors, this strategy of focusing on the fastest-growing companies sometimes leads to concentration of investments in just a few sectors. This concentration provides a greater potential for strong returns but simultaneously carries a higher degree of risk than a more diversified fund.

Q     DESPITE A RALLY IN JANUARY, THE MARKET ENVIRONMENT HAS BEEN DIFFICULT FOR
GROWTH STOCKS IN THE LAST SIX MONTHS. WHAT'S BEHIND THIS TURBULENCE?

A     Large-company growth stocks, as a group, declined sharply during the past six months. The combination of a weakening economy and slowing profit growth -- particularly in the technology sector -- proved harmful for an asset class in which valuations were already rich by historical

PERFORMANCE UPDATE

standards. Since the Nasdaq Composite hit its peak last March, investors have had to realize that expectations of double-digit stock market returns year after year are unrealistic. Growth stocks have fallen precipitously since that time. During the past six months alone, the Nasdaq -- which is dominated by a large group of technology stocks -- fell an astounding 48.84 percent.

  Beginning in March 2000, value stocks came back to life when investors began to fear that highly valued growth stocks -- particularly technology issues -- would not be able to sustain their market prices. Investors began to look for "safety" in less expensive stocks. During the fourth calendar quarter, the continued plunge in technology stocks dragged down growth stocks in general, while value stocks rallied.

  For the six-month reporting period, both large- and small-company value stocks outperformed their growth counterparts. At the same time, small-company growth stocks outperformed large-company growth stocks. This combination created an extremely difficult environment for the fund, which keeps its investments focused in high-quality large-company growth stocks.

  Numerous factors contributed to the downward pressure on stocks in this time, including worries about an economic slowdown, the difficulties surrounding the presidential election, a downturn in corporate capital spending and slowing profit growth (particularly among technology companies). These fears were confirmed by a steady flow of disappointing earnings announcements, which shed light on slowing sales by technology firms -- particularly those in the telecommunications equipment and wireless handset sectors. With valuations already rich among high-growth companies, the downturn in the economy took an additional toll on nearly all growth stocks.

Q     HOW DID SCUDDER FOCUS GROWTH FUND RESPOND TO THIS CHALLENGING BACKDROP?

A     The fund, along with nearly all growth stock funds, struggled. Class A shares (unadjusted for sales charges) declined 43.71 percent for the six-month period ended February 28. In comparison, its unmanaged benchmark -- the S&P Barra Growth Index -- lost 31.79 percent.

  We're of course disappointed by the fund's relative underperformance to the S&P Barra Growth Index. The past six months clearly illustrate the risk involved in a concentrated fund such as this. Nearly all growth stocks suffered deep declines over the past six months. Our focused concentration, with relatively greater exposure to technology stocks, led to deeper declines than the more diversified index. On the flip side, this concentration also has the potential for much higher returns than the diversified index during better market environments.

  One of the primary causes for the fund's underperformance to its benchmark was its poor showing in January, when many stocks that underperformed in 2000 rallied strongly. January proved exceptionally difficult because companies experiencing positive earnings revisions (i.e., those of which market analysts believed earnings were rising) fell because their valuations were generally viewed as too high. Strong earnings and high valuations usually go hand in hand. Since these are the types of companies we tend to hold, the fund was not positioned to benefit from the market's January rally. At the same time, stocks of companies suffering from negative earnings revisions (i.e., those of which analysts' earnings estimates were falling) performed well as their low valuations attracted investors.

  While the latter group rose sharply in January, it is those with improving estimates that tend to outperform over time. Since we take a long-term approach in managing the fund -- and believe that chasing short-term trends is next to impossible -- we will continue to focus on companies with positive earnings revisions. In general, our disciplined investment process tends to have more of an impact on the fund's long-term performance than it does over a shorter-term period. In February, the market environment improved for our investment style, and subsequently the fund's relative performance improved.

Q     WHAT ARE SOME SPECIFIC POSITIONS THAT DETRACTED FROM PERFORMANCE?

A     The fund's position in technology stocks was the primary factor in its decline. Like the rest of the market, nearly all of our technology holdings suffered losses. Among the worst performers were Juniper Networks, Network Appliances and Brocade Communications.

  The volatility within technology has made it a difficult industry in which to invest. However, we believe technology companies continue to provide highly attractive long-term growth potential. As growth managers, we need to continue to invest in the sector. To mitigate risk, we have focused on the companies that we believe are the best positioned to emerge from an economic slowdown relatively unscathed.

PERFORMANCE UPDATE

This is why our focus on company (fundamental) research is so important. Our in-house staff of research analysts is intimately familiar with the companies in which we invest. They understand the impact of management, products, sales and earnings on the companies' balance sheets and income statements. This knowledge enables us to determine the difference between companies whose earnings outlooks are deteriorating because of the economy and those that are falling short of expectations due to poor management, bad execution or declining market share.

  In an environment as volatile as the one we've experienced in the last six months, it's essential not to be swayed by short-term trends. If a company still offers good fundamentals, as many technology companies still do, we aren't going to sell it solely on the basis of a price decline. Long term, it pays to stick to your discipline and avoid the temptation to change your approach. This is particularly true when the market has already experienced a deep correction such as this one.

Q     WERE THERE ANY BRIGHT SPOTS DURING THE PERIOD?

A     Yes, some of our nontechnology stocks posted strong performance. Our health care holdings such as Baxter International, Pfizer and HCA all gained during the period. Kohl's department stores also continued to post strong performance -- even as many others in the retail industry struggled.

Q     WHAT DO YOU LOOK FOR IN INDIVIDUAL STOCKS?

A     Rather than focusing on trends in the economy and financial markets, we look for trends in individual companies. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. In addition, we look for companies with strong brand franchises and skilled management teams. We strive to own stocks that have the ability to produce superior performance in both bull and bear markets. While there will be times when this approach doesn't produce market-beating returns, we believe that a focus on companies with the strongest fundamentals will pay off in the long run.

Q     HOW IS SCUDDER FOCUS GROWTH FUND CURRENTLY POSITIONED?

A     While technology remains our largest area of investment, we have reduced our tech position to invest in better-performing sectors, such as health care and consumer cyclicals. At the end of the period, health care represented about a third of the fund. We're optimistic about our health care companies because we believe they have impressive new products that they will be bringing to market and capable management teams in place. These factors should lead to strong earnings growth. Our position in consumer cyclical stocks -- primarily our retail stocks -- was at about 13 percent at the end of the period. Consumer staples, which include media stocks, represented 16 percent of the portfolio, and financials represented about 5 percent. As of February 28, we were invested in approximately 20 stocks.

Q     WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?

A     We are looking forward to an improving investment environment as the year progresses. Although daily volatility is likely to remain high, we feel that good companies with strong fundamentals -- which exemplify the types of stocks in which we invest -- will ultimately outperform the market. Despite the challenges that have emerged in the past year, we will continue to do what we have always done, which is to invest only in the companies that we believe will deliver earnings on or ahead of expectations. We believe that our disciplined approach to investing, along with our risk management measures, will lead to superior long-term investment results for the fund.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON FEBRUARY 28, 2001, AND ON AUGUST 31, 2000.
[BAR GRAPH]

                                                                SCUDDER FOCUS GROWTH FUND ON       SCUDDER FOCUS GROWTH FUND ON
                                                                          2/28/01                            8/31/00
                                                                ----------------------------       ----------------------------
TECHNOLOGY                                                                  37.5                               54.3
HEALTH CARE                                                                   33                               23.3
CONSUMER NONDURABLES                                                        24.2                               17.2
FINANCE                                                                      5.3                                5.2

A COMPARISON WITH THE S&P BARRA GROWTH INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER FOCUS GROWTH FUND REPRESENTED ON MARCH 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE S&P BARRA GROWTH INDEX. [BAR GRAPH]

                                                                SCUDDER FOCUS GROWTH FUND ON        S&P BARRA GROWTH INDEX ON
                                                                          2/28/01                            2/28/01
                                                                ----------------------------        -------------------------
TECHNOLOGY                                                                  37.5                               32.6
HEALTH CARE                                                                   33                               24.5
CONSUMER NONDURABLES                                                        24.2                               24.7
FINANCE                                                                      5.3                                  8
CAPITAL GOODS                                                                  0                                8.8
COMMUNICATIONS SERVICES                                                        0                                0.8
UTILITIES                                                                      0                                0.4
BASIC MATERIAL                                                                 0                                0.1
TRANSPORTATION                                                                 0                                0.1

* S&P BARRA Growth is a capitalization-weighted index comprised of stocks of the S&P 500 with low book-to-price ratios relative to the S&P 500 as a whole. Each company of the S&P 500 is assigned to either the Value or Growth index so that the sum of the two indices reflects the total S&P 500.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 65.2 percent of the fund's total market value on February 28, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          PFIZER                        Globally diversified research-based    8.4%
                                          health care company that develops,
                                          manufactures and markets a wide
                                          variety of products for human and
                                          animal health care.
--------------------------------------------------------------------------------------
2.          KOHL'S                        Operator of department stores          8.1%
                                          primarily in the Midwest and Middle
                                          Atlantic areas of the United States
                                          that feature national-brand
                                          apparel, shoes, accessories, soft
                                          home products and housewares
                                          targeted to middle-income
                                          customers.
--------------------------------------------------------------------------------------
3.          CLEAR CHANNEL COMMUNICATIONS  A diversified media company with       7.4%
                                          two business segments: broadcasting
                                          and outdoor advertising.
--------------------------------------------------------------------------------------
4.          ALZA                          Develops and markets                   6.6%
                                          pharmaceuticals with leading drug-
                                          delivery technology. The
                                          technologies incorporate drugs into
                                          advanced dosage forms designed to
                                          provide controlled, predetermined
                                          rates of drug release for extended
                                          periods.
--------------------------------------------------------------------------------------
5.          APPLIED MATERIALS             A leading maker of the complex         6.5%
                                          manufacturing equipment used in
                                          semiconductor factories.
--------------------------------------------------------------------------------------
6.          HCA -- THE HEALTHCARE CO.     A holding company that provides a      6.1%
                                          comprehensive array of quality
                                          health care services including
                                          internal medicine, general surgery,
                                          cardiology, oncology, neurosurgery,
                                          orthopedics, obstetrics, diagnostic
                                          and emergency services.
--------------------------------------------------------------------------------------
7.          MEDTRONIC                     Manufactures and sells device-based    5.9%
                                          medical therapies for the health
                                          care needs of medical professionals
                                          and their patients.
--------------------------------------------------------------------------------------
8.          BAXTER INTERNATIONAL          Develops, manufactures and             5.9%
                                          distributes a diversified line of
                                          products, systems and services
                                          primarily used in the health care
                                          field.
--------------------------------------------------------------------------------------
9.          LEHMAN BROTHERS HOLDINGS      A global investment bank serving       5.3%
                                          institutional, corporate,
                                          government and high-net-worth
                                          individual clients and customers.
                                          The company operates in three
                                          segments: investment banking,
                                          capital markets and client
                                          services.
--------------------------------------------------------------------------------------
10.         JUNIPER NETWORKS              Provides infrastructure solutions      5.0%
                                          for Internet service providers and
                                          other telecommunication service
                                          providers.
--------------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER FOCUS GROWTH FUND
Portfolio of Investments at February 28, 2001 (Unaudited)

    COMMON STOCKS--100.0%                                                             NUMBER OF SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--8.1%
      DEPARTMENT & CHAIN STORES
                                             Kohl's Corp.*                                 1,900         $  125,229
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    HEALTH--33.0%
      HOSPITAL MANAGEMENT--6.1%
                                             HCA-The Healthcare Co.                        2,400             95,040
                                             --------------------------------------------------------------------------
      MEDICAL SUPPLY & SPECIALTY--11.9%
                                             Baxter International, Inc.                    1,000             92,090
                                             Medtronic, Inc                                1,800             92,124
                                             --------------------------------------------------------------------------
                                                                                                            184,214
      PHARMACEUTICALS--15.0%
                                             ALZA Corp.*                                   2,600            102,830
                                             Pfizer, Inc.                                  2,900            130,500
                                             --------------------------------------------------------------------------
                                                                                                            233,330
-----------------------------------------------------------------------------------------------------------------------
    MEDIA--16.1%
      ADVERTISING--4.7%
                                             Omnicom Group, Inc.                             800             72,552
                                             --------------------------------------------------------------------------
      BROADCASTING & ENTERTAINMENT--11.4%
                                             AOL Time Warner, Inc.*                        1,450             63,844
                                             Clear Channel Communications, Inc.*           2,000            114,300
                                             --------------------------------------------------------------------------
                                                                                                            178,144
-----------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--5.3%
      INVESTMENT
                                             Lehman Brothers Holdings, Inc.                1,200             82,380
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--37.5%
      COMPUTER SOFTWARE--17.0%
                                             Adobe Systems, Inc.                           1,300             37,781
                                             BEA Systems, Inc.*                            1,600             61,400
                                             Brocade Communications Systems, Inc.*         1,200             46,575
                                             Check Point Software Technologies Ltd.*       1,050             67,331
                                             i2 Technologies, Inc.*                        1,880             50,525
                                             --------------------------------------------------------------------------
                                                                                                            263,612
      EDP PERIPHERALS--4.1%
                                             EMC Corp.                                     1,600             63,616
                                             --------------------------------------------------------------------------
     ELECTRONIC COMPONENTS/
       DISTRIBUTORS--9.9%
                                             Altera Corp.*                                 3,300             76,313
                                             Juniper Networks, Inc.*                       1,200             77,475
                                             --------------------------------------------------------------------------
                                                                                                            153,788

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------------
      SEMICONDUCTORS--6.5%
                                             Applied Materials, Inc.*                      2,400         $  101,400
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $1,861,363)                                            1,553,305
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $1,861,363)(a)                                        $1,553,305
                                             --------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security

(a) The cost for federal income tax purposes was of $1,861,363. At February 28, 2001, the net unrealized depreciation for all securities based on tax cost was $308,058. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $84,603 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $392,661.

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2001 (Unaudited)

ASSETS
--------------------------------------------------------------------------
Investments in securities, at value, (cost $1,861,363)          $1,553,305
--------------------------------------------------------------------------
Cash                                                                94,025
--------------------------------------------------------------------------
Dividends receivable                                                   359
--------------------------------------------------------------------------
Receivable for Fund shares sold                                         30
--------------------------------------------------------------------------
Other assets                                                        86,393
--------------------------------------------------------------------------
TOTAL ASSETS                                                     1,734,112
--------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------
Payable for investments purchased                                    2,808
--------------------------------------------------------------------------
Accrued management fee                                               6,272
--------------------------------------------------------------------------
Accrued reorganization costs                                         3,058
--------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                  2,689
--------------------------------------------------------------------------
Total liabilities                                                   14,827
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,719,285
--------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------
Net assets consist of:
Net investment loss                                             $  (20,738)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         (308,058)
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (340,717)
--------------------------------------------------------------------------
Paid-in capital                                                  2,388,798
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,719,285
--------------------------------------------------------------------------
NET ASSETS VALUE
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($580,548 /
  87,653 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                      $6.62
--------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $6.62)              $7.02
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($573,675 /
  88,495 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                      $6.48
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($565,062 /
  87,164 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                      $6.48
--------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends                                                       $     1,089
---------------------------------------------------------------------------
Interest                                                              5,003
---------------------------------------------------------------------------
Total income                                                          6,092
---------------------------------------------------------------------------
Expenses:
Management fee                                                        8,200
---------------------------------------------------------------------------
Services to shareholders                                              1,142
---------------------------------------------------------------------------
Custodian and accounting fees                                         7,699
---------------------------------------------------------------------------
Distribution services fees                                            5,837
---------------------------------------------------------------------------
Administrative services fees                                          2,929
---------------------------------------------------------------------------
Auditing                                                              4,346
---------------------------------------------------------------------------
Legal                                                                 1,457
---------------------------------------------------------------------------
Trustees' fees and expenses                                           2,585
---------------------------------------------------------------------------
Reports to shareholders                                                 133
---------------------------------------------------------------------------
Registration fees                                                    37,750
---------------------------------------------------------------------------
Reorganization                                                        3,058
---------------------------------------------------------------------------
Other                                                                   719
---------------------------------------------------------------------------
Total expenses, before expense reductions                            75,855
---------------------------------------------------------------------------
Expense reductions                                                  (49,025)

---------------------------------------------------------------------------
Total expenses, after expense reductions                             26,830
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (20,738)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                          (340,041)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                     (976,136)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,316,177)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(1,336,915)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                 ENDED              YEAR
                                                              FEBRUARY 28,         ENDED
                                                                  2001           AUGUST 31,
                                                              (UNAUDITED)           2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                  $   (20,738)         (38,684)
-------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions            (340,041)         481,325
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (976,136)         486,336
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     (1,336,915)         928,977
-------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
Class A                                                          (142,820)              --
-------------------------------------------------------------------------------------------
Class B                                                          (144,523)              --
-------------------------------------------------------------------------------------------
Class C                                                          (142,820)              --
-------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           8,707           11,015
-------------------------------------------------------------------------------------------
Reinvestment of distributions                                     430,163               --
-------------------------------------------------------------------------------------------
Cost of shares redeemed                                                --             (315)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      438,870           10,700
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets                              (1,328,208)         939,677
-------------------------------------------------------------------------------------------
Net assets at beginning of period                               3,047,493        2,107,816
-------------------------------------------------------------------------------------------
Net assets at end of period (including net investment loss
of $20,738 at February 28, 2001)                              $ 1,719,285        3,047,493
-------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                             CLASS A
                                           ----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                        FROM DECEMBER 31, 1998
                                           FEBRUARY 28, 2001        YEAR ENDED         (COMMENCEMENT OF OPERATIONS)
                                           (UNAUDITED)            AUGUST 31, 2000           TO AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.55                10.05                       9.50
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                   (.07)                (.12)                      (.07)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (5.82)                4.62                        .62
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (5.89)                4.50                        .55
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                      (2.04)                  --                         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 6.62                14.55                      10.05
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                          (43.71)**             44.78                       5.79**
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             581                1,021                        706
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                     5.79(d)*             4.96                       2.35*
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                     1.67(d)*             1.61                       1.85*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (1.15)*               (.98)                     (1.02)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         217*                 149                         64*
-----------------------------------------------------------------------------------------------------------------------

                                                                             CLASS B
                                           ----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                        FROM DECEMBER 31, 1998
                                           FEBRUARY 28, 2001        YEAR ENDED          (COMMENCEMENT OF OPERATIONS)
                                           (UNAUDITED)            AUGUST 31, 2000            TO AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.35                 9.99                       9.50
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                   (.10)                (.21)                      (.14)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (5.73)                4.57                        .63
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (5.83)                4.36                        .49
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                      (2.04)                  --                         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 6.48                14.35                       9.99
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                          (43.92)**             43.64                       5.16**
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             574                1,019                        701
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                     6.51(d)*             5.80                       3.27*
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                2.38(d)*             2.42                       2.77*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (1.86)*              (1.79)                     (1.95)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         217*                 149                         64*
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                           ----------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                                    FROM DECEMBER 31, 1998
                                             FEBRUARY 28, 2001      YEAR ENDED          (COMMENCEMENT OF OPERATIONS)
                                               (UNAUDITED)        AUGUST 31, 2000           TO AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.35                 9.99                       9.50
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                   (.10)                (.22)                      (.14)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (5.73)                4.58                        .63
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (5.83)                4.36                        .49
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                      (2.04)                  --                         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 6.48                14.35                       9.99
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                          (43.92)**             43.64                       5.16**
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             565                1,007                        701
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                     6.50(d)*             5.80                       3.27*
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                     2.40(d)*             2.42                       2.77*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (1.88)*              (1.79)                     (1.95)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         217*                 149                         64*
-----------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charges.

(d) The ratio of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.57% and 1.50%, 6.29% and 2.25%, 6.28% and 2.25%, for Class A, Class B and Class C, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Focus Growth Fund (the "Fund"), formerly
                             Kemper Large Company Growth Fund, is a
                             non-diversified series of Scudder Investors Trust
                             (the "Trust"), formerly Kemper Funds Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund must periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the period ended February 28, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,382,728

                             Proceeds from sales                       2,350,980

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .70% of the first $250 million of average daily net assets declining to .63% of average daily net assets in excess of $2.5 billion. For the six months ended February 28, 2001, the Fund incurred no management fee after an expense waiver of $8,200.

                             ZSI agreed to temporarily waive and reimburse certain operating expenses of the Fund. Under this arrangement, ZSI reimbursed expenses of $23,618 for the six months ended February 28, 2001. In addition, the Advisor and certain of its subsidiaries have agreed to maintain the annualized expenses of the classes as follows: Class A 1.50%, Class B 2.25%, and Class C 2.25% through January 1, 2002. Certain expenses such as reorganization, taxes, brokerage, and interest are excluded from the expense limitation.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. KDI received no distribution fees for the six months ended February 28, 2001 after an expense waiver of $5,837 by KDI.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund paid no administrative services fees for the six months ended February 28, 2001 after an expense waiver of $2,929 by KDI.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC) is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 2001, the Fund incurred no Fund accounting fees after an expense waiver of $5,589 by SFAC.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received no shareholder service fees for the six months ended February 28, 2001 after an expense waiver of $1,096 by KSvC.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or Trustees of the Advisor. For the six months ended February 28, 2001, the Fund made no payments to its officers and incurred trustees' fees of $671 to independent trustees. In addition, a one-time fee of $1,914 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $957 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                              SIX MONTHS ENDED          YEAR ENDED
                                                                                FEBRUARY 28,            AUGUST 31,
                                                                                    2001                   2000
                                                                             ------------------      -----------------
                                                                             SHARES     AMOUNT       SHARES    AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                                 825    $  6,330        --      $    --
                                       -------------------------------------------------------------------------------
                                        Class B                                 292       2,377       837       11,015
                                       -------------------------------------------------------------------------------
                                        Class C                                  --          --        --           --
                                       -------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       -------------------------------------------------------------------------------
                                        Class A                              16,646     142,820        --           --
                                       -------------------------------------------------------------------------------
                                        Class B                              17,184     144,523        --           --
                                       -------------------------------------------------------------------------------
                                        Class C                              16,982     142,820        --           --
                                       -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                                  --          --       (19)        (315)
                                       -------------------------------------------------------------------------------
                                        Class B                                  --          --        --           --
                                       -------------------------------------------------------------------------------
                                        Class C                                  --          --        --           --
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM CAPITAL SHARE
                                        TRANSACTIONS                                   $438,870                $10,700
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended February 28, 2001, the Fund's custodian and transfer agent fees were reduced by $112 and $47, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan & Chase for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

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7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $640 ($104, $316, and $220 for Class A,
                             Class B, and Class C, respectively) of such costs.

 20


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NOTES

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NOTES

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NOTES

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TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Chairperson, Trustee and          Vice President and                Secretary
Vice President                    Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Secretary
Trustee                           Treasurer
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              JOANN M. BARRY                    Assistant Treasurer
Trustee                           Vice President
FREDERICK T. KELSEY               VALERIE F. MALTER
Trustee                           Vice President
KATHRYN L. QUIRK                  WILLIAM F. TRUSCOTT
Trustee and                       Vice President
Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      1775 I Street NW
                                      Washington DC 20006
 .............................................................................................
SHAREHOLDER SERVICE AND               KEMPER SERVICE COMPANY
TRANSFER AGENT                        811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Focus Growth Fund Prospectus.
SFGF-3 (4/25/01) 11861